Victory Funds

Supplement dated July 20, 2018
to the Statement of Additional Information dated May 1, 2018 (“SAI”)

1.              Effective June 29, 2018 Maria Freund was added as a portfolio manager to the Sophus Emerging Markets VIP Fund. Within the section titled “Portfolio Managers” on pages 48-49 of this SAI, the following information about accounts managed as of a recent date is added to the table:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Total Assets Managed (in Millions)
Maria Freund	$3	$381.38	5	$507.07	0	$0	$888.45

2.              The following is inserted after the section titled “Line of Credit” on page 54 of this Statement of Additional Information.

Securities Lending

The Trust has entered into a Master Securities Lending Agreement (“MSLA”) with Citibank, N.A. (“Citi”) whereby Citi serves as the Funds’ lending agent and facilitates the Funds’ lending program. Under the terms of the MSLA, each Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The Funds earn interest or dividends on the securities loaned and may also earn a return from the collateral.

The Funds pay various fees in connection with the investment of cash collateral. The Funds pay Citi fees based on the investment income received from securities lending activities.  In its role as securities lending agent, Citi (i) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (ii) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (iii) monitors the value of securities on loan and the value of the corresponding collateral, (iv) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (v) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (vi) performs other necessary services related to the establishment and maintenance of the Funds’ securities lending program.

The following reflects the dollar amounts of income and fees/compensation related to the Funds’ securities lending activities during the Funds’ fiscal year ended December 31, 2017:

Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Victory High Yield VIP Series	$46,773	$7,017	$7,017	$38,988
Victory INCORE Investment Quality Bond VIP Series	$2,109	$316	$316	$1,729
Victory INCORE Low Duration Bond VIP Series	$6,390	$959	$959	$5,222
Victory RS International VIP Series	$40,691	$6,104	$6,104	$34,805
Victory RS Large Cap Alpha VIP Series	$93,242	$13,986	$13,986	$78,520
Victory RS Small Cap Growth Equity VIP Series	$31,330	$4,699	$4,699	$26,302
Victory S&P 500 Index VIP Series	$2,364	$355	$355	$1,982
Victory Sophus Emerging Markets VIP Series	$19,632	$2,945	$2,945	$16,531

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Funds

Supplement dated July 20, 2018

to the Statement of Additional Information

dated April 17, 2018 (“SAI”)

The following is inserted after the section titled “Line of Credit” on page 38 of this SAI.

Securities Lending

The Trust has entered into a Master Securities Lending Agreement (“MSLA”) with Citibank, N.A. (“Citi”) whereby Citi serves as the Fund’s lending agent and facilitates the Fund’s lending program. Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The Fund earns interest or dividends on the securities loaned and may also earn a return from the collateral.

The Fund pays various fees in connection with the investment of cash collateral. The Fund pays Citi fees based on the investment income received from securities lending activities.  In its role as securities lending agent, Citi (i) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (ii) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (iii) monitors the value of securities on loan and the value of the corresponding collateral, (iv) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (v) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (vi) performs other necessary services related to the establishment and maintenance of the Funds’ securities lending program.

The following reflects the dollar amounts of income and fees/compensation related to the Fund’s securities lending activities during the Fund’s fiscal year ended December 31, 2017:

Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Victory Variable Insurance Diversified Stock Fund	$930	$140	$140	$803

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.